UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2016

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 19, 2016, Targa Resources Corp. (“TRC”) filed a current report on Form 8-K (the “Original Filing”) in connection with the closing on February 17, 2016 of the transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of November 2, 2015 (the “Merger Agreement”), by and among TRC, Spartan Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of TRC (“Merger Sub”), Targa Resources Partners LP, a Delaware limited partnership (the “Partnership”) and Targa Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership. Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and as a subsidiary of TRC (the “Merger”). Upon consummation of the Merger, TRC indirectly acquired all of the outstanding common units representing a limited partner interest in the Partnership that TRC and its subsidiaries did not already own. TRC included the Partnership in its historical consolidated financial statements and will continue to include the Partnership in its consolidated financial statements after the completion of the Transactions.

In connection with the transactions disclosed in Item 2.01 of the Original Filing, TRC is filing this Form 8-K/A to provide the unaudited pro forma condensed combined financial statements of TRC after giving effect to the Transactions, as required by Item 9.01(b) of Form 8-K. This information was not included in the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of TRC as of December 31, 2015, which gives effect to the Transactions as if they had occurred on December 31, 2015, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the related notes thereto, which gives effect to the Transactions as if they had occurred on January 1, 2015, are attached hereto as Exhibits 99.1.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined balance sheet of Targa Resources Corp. as of December 31, 2015, which gives effect to the Transactions as if they had occurred on December 31, 2015 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the related notes thereto, which gives effect to the Transactions as if they had occurred on January 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2016

TARGA RESOURCES CORP.

By:	/s/ Matthew J. Meloy
Matthew J. Meloy Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined balance sheet of Targa Resources Corp. as of December 31, 2015, which gives effect to the Transactions as if they had occurred on December 31, 2015 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the related notes thereto, which gives effect to the Transactions as if they had occurred on January 1, 2015.

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